Fourth Quarter and Full Year Fiscal 2016 Financial Results – Supplemental Materials March 16, 2016 Exhibit 99.2

Forward-looking Statements Information included in this presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact, but rather reflect our current expectations concerning future events and results. These statements may include the use of the words “believes,” “expects,” “intends,” “plans,” “anticipates,” “likely,” “continues,” “may,” “will,” and similar expressions to identify forward-looking statements. Such forward-looking statements, including those concerning growth through acquisitions, involve risks, uncertainties and other factors, some of which are beyond our control, which may cause our actual results, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. These risks, uncertainties, and factors include, but are not limited to, those factors set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2015 and subsequent filings Astro-Med makes with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The reader is cautioned not to unduly rely on such forward-looking statements when evaluating the information presented in this presentation. Q4 and FY 2016 Financial Results Supplemental Materials ©2016 Astro-Med, Inc. d/b/a AstroNova All rights reserved. |

Use of Non-GAAP Financial Measures In addition to financial measures prepared in accordance with generally accepted accounting principles (GAAP), this presentation contains the following non-GAAP financial measures: non-GAAP net income per diluted share and free cash flow. The Company believes that the inclusion of these non-GAAP financial measures in this presentation helps investors to gain a meaningful understanding of changes in the Company's core operating results, and also can help investors who wish to make comparisons between AstroNova and other companies on both a GAAP and a non-GAAP basis. AstroNova’s management uses these non-GAAP measures, in addition to GAAP financial measures, as the basis for measuring its core operating performance and comparing such performance to that of prior periods and to the performance of its competitors. These measures are also used by the Company’s management to assist with their financial and operating decision-making. Please see the reconciliation table on Slide 14 for a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures. Q4 and FY 2016 Financial Results Supplemental Materials ©2016 Astro-Med, Inc. d/b/a AstroNova All rights reserved. |

Q4 Fiscal 2016 Performance Summary Q4 and FY 2016 Financial Results Supplemental Materials ©2016 Astro-Med, Inc. d/b/a AstroNova All rights reserved. | ($ in millions)

Q4 Fiscal 2016 Performance Summary Q4 and FY 2016 Financial Results Supplemental Materials ©2016 Astro-Med, Inc. d/b/a AstroNova All rights reserved. |

Full Year Fiscal 2016 Performance Summary Q4 and FY 2016 Financial Results Supplemental Materials ©2016 Astro-Med, Inc. d/b/a AstroNova All rights reserved. | (Text) ($ in millions)

Full Year Fiscal 2016 Performance Summary Q4 and FY 2016 Financial Results Supplemental Materials ©2016 Astro-Med, Inc. d/b/a AstroNova All rights reserved. | (Text)

Free Cash Flow 12 Months Ended January 31, 2015 12 Months Ended January 31, 2016 Net Cash Provided by Operating Activities $1,491 $7,727 Capital Expenditures ($2,247) ($3,061) Free Cash Flow ($756) $4,666 Q4 and FY 2016 Financial Results Supplemental Materials ©2016 Astro-Med, Inc. d/b/a AstroNova All rights reserved. | ($ in Thousands)

QuickLabel Systems Q4 Fiscal 2016 Performance Q4 and FY 2016 Financial Results Supplemental Materials ©2016 Astro-Med, Inc. d/b/a AstroNova All rights reserved. | ($ in millions)

QuickLabel Systems FY Fiscal 2016 Performance Q4 and FY 2016 Financial Results Supplemental Materials ©2016 Astro-Med, Inc. d/b/a AstroNova All rights reserved. | ($ in millions)

Test & Measurement Q4 Fiscal 2016 Performance Q4 and FY 2016 Financial Results Supplemental Materials ©2016 Astro-Med, Inc. d/b/a AstroNova All rights reserved. | ($ in millions)

Test & Measurement FY Fiscal 2016 Performance Q4 and FY 2016 Financial Results Supplemental Materials ©2016 Astro-Med, Inc. d/b/a AstroNova All rights reserved. | ($ in millions)

Thank You! Q4 and FY 2016 Financial Results Supplemental Materials ©2016 Astro-Med, Inc. d/b/a AstroNova All rights reserved. |

Reconciliation of Non-GAAP EPS   GAAP based results:               EPS-Diluted $0.11   $0.07   $0.61   $0.60                 Add Back - Non-GAAP adjustments (net of taxes):   Rebranding Initiatives 0.02   -   0.02   -                 RITEC Transaction/Transition Costs 0.03   -   0.09   -               2016 Long-Term Incentive Plan Share-Based Compensation 0.01   -   0.05   - Write-down of TSA Inventory -   -   -   0.02                 Share Buyback Costs -   0.01   -   0.01                 Write-down of Asset Held for Sale -   0.02   -   0.02 Non-GAAP EPS - Diluted $0.17   $0.10   $0.77   $0.65 Three –Months Ended January 31, 2016 January 31, 2015 Twelve –Months Ended January 31, 2016 January 31, 2015 Q4 and FY 2016 Financial Results Supplemental Materials ©2016 Astro-Med, Inc. d/b/a AstroNova All rights reserved. |